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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 20, 2003


                      AMERIQUEST MORTGAGE SECURITIES INC.



                      Ameriquest Mortgage Securities Inc.
                      -----------------------------------'
             (Exact name of registrant as specified in its charter)
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           Delaware                     333-103335              33-0885129
-------------------------------  ------------------------    ----------------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)

           1100 Town & Country Road, Suite 1100                      92868
           ------------------------------------                      -----
                 Orange, California 92868                         (Zip Code)
         (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (714) 564-0600

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Item 5.           OTHER EVENTS

Recent Events

     In the year 2000 three plaintiffs filed separate actions in California Superior Court against Ameriquest Mortgage Company (the "Company") including claims under California Code Sections 17200 and 17500 alleging that the Company engaged in unfair business practices in connection with the origination of its mortgage loans. These cases were consolidated in 2001. The complaints sought damages for fraud, restitution and injunctive relief. The claims for fraud and damages were subsequently dismissed on the Company's motion for summary judgment.

     In California Superior Court on the afternoon of March 7, 2003, the court certified a class including all persons (a) who had obtained a mortgage loan from the Company in California during the period from October 1996 to the present or in any of 32 other states during the period from April 1998 to present and (b) whose mortgage loan contains or contained terms that differ from those set forth in the Good Faith Estimate ("GFE") of costs and fees provided to the borrower pursuant to RESPA at the time of the loan application with respect to any of the following: (1) the GFE referred to a fixed rate mortgage loan and the borrower received an adjustable rate mortgage loan; (2) the GFE contained a lower interest rate than the actual mortgage loan interest rate; (3) the GFE contained lower origination or discount fees than actual fees; (4) the GFE did not provide for any prepayment charges and the mortgage loan obtained contained provisions for prepayment charges or (5) the mortgage loan obtained did not include monthly payments for property taxes and insurance, and the GFE did not disclose this fact. The Court gave no consideration to how a change in any of the GFE terms or the other loan terms during the loan negotiation process may have offset a change in any of the five GFE terms referenced above in the mortgage loan actually obtained.

     The mortgage loans may not be rescinded as a result of this action, damages are not an available remedy and there is no assignee liability to subsequent holders of the mortgage loans. The only available remedies are injunctive relief and restitution. The Company believes that it has meritorious defenses to the underlying claim, that class membership was determined improperly and that restitution for the type of violation alleged is inherently indeterminable, and intends to defend this action vigorously.








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                                       -3-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits: Not applicable

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 20, 2003

                                            AMERIQUEST MORTGAGE SECURITIES INC.


                                            By: /s/ John P. Grazer
                                               ----------------------
                                            Name:   John P. Grazer
                                            Title:  CFO